UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Constance Dye Shannon

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, WI 53212
(Name and address of agent for service)

(414) 299-2295

Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: March 31, 2018

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Palmer Square SSI Alternative Income Fund

(Class I: PSCIX)

(Class A: PSCAX)

ANNUAL REPORT

MARCH 31, 2018

Palmer Square SSI Alternative Income Fund

A series of Investment Managers Series Trust

Table of Contents

Letter to Shareholders	1
Fund Performance	5
Schedule of Investments	7
Statement of Assets and Liabilities	21
Statement of Operations	22
Statements of Changes in Net Assets	23
Financial Highlights	24
Notes to Financial Statements	26
Report of Independent Registered Public Accounting Firm	37
Supplemental Information	38
Expense Example	41

This report and the financial statements contained herein are provided for the general information of the shareholders of the Palmer Square SSI Alternative Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.palmersquarefunds.com

Palmer Square SSI Alternative Income Fund

March 2018

The Palmer Square SSI Alternative Income Fund (“PSCIX/PSCAX” or the “Fund”) seeks absolute returns by employing an alternative income strategy focused around convertible bonds. PSCIX returned 3.28% (net of fees) for the one year period from 4/1/2017 to 3/31/2018. Recent performance versus the Fund’s benchmark is listed below:

PSCIX Performance Net of Fees (inception 5/25/2012)

Year	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2018	0.30%	0.20%	0.00%										0.50%
2017	1.03%	0.30%	0.20%	0.40%	0.20%	0.47%	0.50%	0.30%	0.40%	0.20%	0.20%	0.06%	4.35%
2016	-1.82%	-0.22%	1.86%	1.82%	0.84%	0.49%	1.36%	1.03%	0.00%	0.31%	-0.20%	0.13%	5.68%
2015	0.00%	0.51%	0.10%	0.80%	0.00%	-0.60%	-0.71%	-0.92%	-0.41%	0.52%	-0.52%	-1.16%	-2.39%
2014	0.49%	0.49%	0.10%	0.29%	0.48%	-0.07%	0.10%	-0.10%	-0.68%	-1.08%	-0.10%	-0.69%	-0.79%
2013	0.98%	0.29%	0.48%	0.77%	0.38%	-1.35%	0.29%	-0.19%	0.49%	0.39%	-0.19%	-0.01%	2.34%
2012					-0.30%	0.30%	0.70%	0.50%	0.79%	0.20%	0.00%	0.19%	2.40%

Fund Performance Net of Fees	Q1 2018	1 Year	3 Years	5 Years	Since Incept Annualized
PSCIX	0.50%	3.28%	2.45%	1.54%	2.03%
PSCAX	0.40%	2.99%	2.17%	1.27%	1.80%
Maximum Sales Load (A Share)	-5.37%	-2.89%	0.16%	0.09%	0.77%
FTSE 3-Month Treasury Bill Index	0.35%	1.07%	0.49%	0.31%	0.28%

Class I shares – Annual Expense Ratio: Gross 2.07%/Net 2.07%. Class A shares – Annual Expense Ratio: Gross 2.32%/ Net 2.32%/Maximum Sales Load 5.75%. The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding acquired fund fees and expenses, interest, taxes, dividends and interest expenses on short positions, brokerage commissions and extraordinary expenses such as litigation expenses) do not exceed 1.74% and 1.49% of the average daily net assets of the Fund’s Class A shares and Class I shares, respectively. This agreement is effective until July 31, 2018, and it may be terminated before that date only by Trust’s Board of Trustees. The performance data quoted here represents past performance. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period of three years from the date of the waiver or payment. The performance data quoted represents past performance and that past performance does not guarantee future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. A portion of the fees charged is waived. Performance prior to waiving fees was lower than the actual returns. The performance data for the Class A share reflects payment of the 5.75% maximum sales charge at the beginning of the stated periods. To obtain performance information current to the most recent month-end please call 866-933-9033.

Palmer Square Capital Management LLC 2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205	www.palmersquarefunds.com

Please find below key details about the Fund’s portfolio holdings and sector allocations:

Exhibit 1 - Portfolio Characteristics

Key Strategy Attributes	6/30/2017	9/30/2017	12/31/2017	3/31/2018
Number of Positions	124	129	128	132
Average Hedge Ratio*	54%	54%	52%	52%
Average Conversion Premium*	55.0%	48.9%	48.3%	49.2%
Median Issue Size	$265M	$288M	$305M	$321M
Average Percentage Below Theoretical (Fair) Value*	0.62%	0.37%	0.29%	0.43%

Exhibit 2 - Sector Allocation (%)

Key Strategy Attributes	6/30/2017	9/30/2017	12/31/2017	3/31/2018
Information Technology	20%	21%	20%	22%
Health Care	23%	22%	19%	22%
Financials	16%	16%	17%	17%
Industrials	9%	11%	11%	10%
Energy	12%	12%	12%	9%
Real Estate	8%	7%	7%	9%
Materials	6%	6%	6%	6%
Consumer Discretionary	3%	3%	4%	4%
Consumer Staples	2%	2%	2%	2%
Utilities	0%	0%	1%	1%
Telecommunication Services	1%	1%	1%	0%

*	See “Notes and Disclosure” for term definitions. Portfolio composition will change due to ongoing management of the Fund. Sector references should not be construed as recommendations by the Fund, its Advisor or Distributor.

Economy

Credit markets had a solid 2017 with spreads at historically low levels. The convertible market remained healthy as evidenced by over $37 billion in new issuance in 2017. Index volatility is at historically low levels; however, the investment team believes there has been significant individual security volatility and opportunity. Equity markets began 2018 with a strong January, bolstered by strong corporate earnings. Inflation concerns and higher interest rates then spooked investors, leading to higher volatility and weak equity markets in February and March. In addition, concerns around more restrictive trade policy weighed on markets late in the quarter. Equity markets were down during the first quarter, as the S&P 500 posted its first quarterly decline (-0.76%) since the third quarter of 2015. Additionally, U.S. fixed income markets also declined, with the Bloomberg Barclays U.S. Intermediate Treasury Index down -0.75% and the Bloomberg Barclays U.S. Aggregate Bond Index down -1.46%. The yield on the 10-Year U.S. Treasury rose 55 basis points to 2.95% in late February, before pulling back to 2.74% at quarter end.

After spending most of 2017 at historically low levels, the VIX Index (volatility) rose substantially from a low of 9 in January to a high of 37 in February. The investment team views this as positive in that volatility has the potential to open opportunities in which the Fund can capitalize. More specifically, the increase in market volatility affords the investment team the potential to generate trading gains through the rebalancing of hedges. Credit markets held up relatively well with spreads widening only modestly. U.S. economic activity remains solid with GDP rising about 2.9% in the fourth quarter of 2017 and expectations in the 2% range for the seasonally weak first quarter of 2018. As the first quarter progressed, global economic data became more mixed. As expected, the Fed raised rates in March, and we believe there will be additional increases later this year.

Palmer Square Capital Management LLC 2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205	www.palmersquarefunds.com

Q1 Portfolio Recap and Strategy

As a recap, convertibles performed well in what was a rising interest rate environment. New issuance in the convertible bond market was strong with 35 deals totaling about $12.4 Billion. The increase in interest rates and modest widening of credit spreads were negatives for long convertible bonds, but those negatives were mostly offset by the increase in volatility. The investment team believes the volatility in the equity and credit markets will continue and favor the Fund. The income component of the convertible bonds was an important driver of the return as the static yield annualized at over 3%. Favorable FDA actions benefited several holdings in Health Care, while concerns about deteriorating business trends hurt holdings in Industrials and Finance. The Fund returns were steady in spite of the rapidly changing conditions in the equity market.

Outlook

While the investment environment for equities may have deteriorated over the last few months, strong earnings growth and a solid economic backdrop keep the investment team constructive on the stock market. Volatility has risen significantly, and may likely continue given higher rates, less accommodative central bank policies, and geopolitical uncertainty. Despite the upward bias in interest rates being a negative for most fixed income investments, historically, rising rates may serve as a positive for convertibles. New issuance of convertibles is off to a strong start, and is expected to remain healthy as the year progresses. We believe the convertible market is healthy with attractive yields and reasonable valuations. While the S&P 500 was down for the quarter, convertible bonds and the underlying equities generated positive returns.

As a component of an investor’s fixed income allocation, the Fund seeks to provide investors with income and absolute returns. As the equity and bond markets experience volatility, we believe the Fund has the potential to provide lower correlations and provide a diversifying income allocation.

Thank you for your continued investment. Please do not hesitate to contact us at investorrelations@ palmersquarecap.com or 816-994-3200 should you desire more information. We would also be happy to set up a call and/or meeting at your convenience.

Palmer Square Capital Management LLC 2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205	www.palmersquarefunds.com

Notes and Disclosure

Average Conversion Premium - The average amount by which the price of a convertible security exceeds the current market value of the common stock into which it may be converted. Average Hedge Ratio - The average of a ratio of the value of the proportion of a position that is hedged to the value of the entire position. A hedge ratio shows how exposed an investment is to risk. Average Percentage Below Theoretical (Fair) Value – The average percentage below the calculated price at which a security should sell.

FTSE 3-Month T-Bill Index - This index measures monthly return equivalents of yield averages that are not marked to market. The Three-Month Treasury Bill Indexes consist of the last three three-month Treasury bill issues. S&P 500 - An unmanaged capitalizationweighted index (weighted by the market value of the companies) of 500 stocks listed on various exchanges. It is not possible to invest directly in an index.

This report is limited to the dissemination of general information pertaining to Palmer Square Capital Management’s services and general economic market conditions. The information contained herein is not intended to be personal legal or investment advice or a solicitation to buy or sell any security or engage in a particular investment strategy. Nothing herein should be relied upon as such. The views expressed are for informational purposes only and do not take into account any individual personal, financial, or tax considerations. There is no guarantee that any claims made will come to pass.

Past performance does not guarantee future results. Funds seeking absolute return are not designed to outperform stocks and bonds in strong markets. Asset allocation decisions may not always be correct and may adversely affect Fund performance.

The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on a convertible security’s investment value. Debt securities have interest rate, inflation and credit risks and are subject to prepayment and default risk. High yield and junk securities involve greater risk and tend to be more sensitive to economic conditions and credit risk. Short sales may be considered speculative and it may be difficult to purchase securities to meet delivery obligations. The use of leverage can magnify the changes in the Fund’s value and make the fund more volatile. Foreign and US currencies may unfavorably fluctuate in value relative to each other. Distressed securities are typically unrated, lower-rated, in default or close to default and the prices may be extremely volatile, more likely to become worthless and the Fund may lose all of its investment.

Foreign investments present additional risk due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risks. Small, mid and large cap stocks are subject to substantial risks such as market, business, size volatility, management experience, product diversification, financial resource, competitive strength, liquidity, and potential to fall out of favor that may cause their prices to fluctuate over time, sometimes rapidly and unpredictably. The Fund is actively managed and may experience high turnover. This may cause higher fees, expenses and taxes, which could detract from Fund performance.

The allocations shown is used for illustrative purposes only. Palmer Square does not guarantee to execute that allocation. Both allocation and exposures information, as well as other referenced categorizations, reflect classifications determined by Palmer Square as well as certain Palmer Square assumptions based on estimated portfolio characteristic information. It should be noted that data on allocation and exposures are estimates and provided for illustrative purposes only. Allocation figures may not sum to 100%.

Market opportunities and/or yields shown are for illustration purposes only and are subject to change without notice. Palmer Square does not represent that these or any other strategy/opportunity will prove to be profitable or that the Fund’s investment objective will be met.

Positions shown are for illustration purposes only and are subject to change without notice. Palmer Square does not represent that these positions will prove to be profitable or that the Fund’s investment objective will be met. Please note that these positions were selected by Palmer Square. The above does not represent a full portfolio. Accordingly, no inference as it pertains to performance or otherwise should be drawn from the selected positions. There can be no assurance that the Fund will be able to achieve comparable results or that the Fund will be able to implement its investment strategy or achieve its investment objectives. These views are subject to change at any time based on market and other conditions, and Palmer Square disclaims any responsibility to update such views. No forecasts can be guaranteed. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any Palmer Square portfolio.

This material represents an assessment of the market environment at a specific point in time, is subject to change without notice, and should not be relied upon by the reader as research or investment advice. With regard to sources of information, certain of the economic and market information contained herein has been obtained from published sources and/or prepared by third parties. While such sources are believed to be reliable, Palmer Square or their respective affiliates, employees, or representatives do not assume any responsibility for the accuracy of such information. The views expressed herein are for informational purposes only. There is no guarantee that the views and opinions expressed in this letter will come to pass. The Palmer Square SSI Alternative Income Fund is distributed by IMST Distributors, LLC.

Palmer Square Capital Management LLC (“Palmer Square”) is an SEC registered investment adviser with its principal place of business in the State of Kansas. Registration of an investment adviser does not imply a certain level of skill or training. Palmer Square and its representatives are in compliance with the current registration and notice filing requirements imposed upon registered investment advisers by those states in which Palmer Square maintains clients. Palmer Square may only transact business in those states in which it is notice filed, or qualifies for an exemption or exclusion from notice filing requirements. Any subsequent, direct communication by Palmer Square with a prospective client shall be conducted by a representative that is either registered or qualifies for an exemption or exclusion from registration in the state where the prospective client resides. For additional information about Palmer Square, including fees and services, please contact Palmer Square or refer to the Investment Adviser Public Disclosure website (www.adviserinfo.sec.gov). Please read the disclosure statement carefully before you invest or send money.

Palmer Square Capital Management LLC 2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205	www.palmersquarefunds.com

Palmer Square SSI Alternative Income Fund

FUND PERFORMANCE at March 31, 2018 (Unaudited)

This graph compares a hypothetical $1,000,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the FTSE 3-Month T-Bill Index. The performance graph above is shown for the Fund’s Class I shares, Class A shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The FTSE 3-Month T-Bill Index (formerly known as Citigroup 3-Month T-Bill Index) measures monthly return equivalents of yield averages that are not marked to market. The index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not available for investment.

Average Annual Total Returns as of March 31, 2018	1 Year	3 Years	5 Years	Since Inception	Inception Date
Before deducting maximum sales charge Class I1	3.28%	2.45%	1.54%	2.03%	05/25/12
Class A2	2.99%	2.17%	1.27%	1.80%	05/25/12
After deducting maximum sales charge Class A2	-2.89%	0.16%	0.09%	0.77%	05/25/12
FTSE 3-Month T-Bill Index	1.07%	0.49%	0.31%	0.28%	05/25/12

[1]	Class I shares do not have any initial or deferred sales charge.
[2]	Maximum sales charge for Class A shares is 5.75%. No deferred sales charge will be imposed on any purchases.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted the most recent month end performance may be obtained by calling (866) 933-9033.

Palmer Square SSI Alternative Income Fund

FUND PERFORMANCE at March 31, 2018 (Unaudited) - Continued

Gross and net expense ratios for Class A shares were 2.32% and 2.32%, respectively, and for Class I shares were 2.07% and 2.07%, respectively, which were the amounts stated in the current prospectus dated August 1, 2017. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor and Sub-Advisor have contractually agreed to waive their fees and/or pay for expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.74% and 1.49% of the average daily net assets of the Fund’s Class A shares and Class I shares, respectively. This agreement is effective until July 31, 2018, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Palmer Square SSI Alternative Income Fund

SCHEDULE OF INVESTMENTS

As of March 31, 2018

Principal Amount		Value

	Bonds – 76.8%
	Basic Materials – 3.1%
$927,000	Aceto Corp. 2.000%, 11/1/2020[1]	$818,123
1,267,000	B2Gold Corp. 3.250%, 10/1/2018[1,2,3]	1,280,303
2,042,000	Cleveland-Cliffs, Inc. 1.500%, 1/15/2025[1]	2,208,599
1,581,000	First Majestic Silver Corp. 1.875%, 3/1/2023[1,2,4]	1,502,899
2,901,000	SSR Mining, Inc. 2.875%, 2/1/2033[1,2,5]	2,884,682
		8,694,606
	Communications – 8.7%

2,697,000	51job, Inc. 3.250%, 4/15/2019[1,2,3]	5,443,539
1,407,000	Chegg, Inc. 0.250%, 5/15/2023[1,4]	1,449,635
1,169,000	DISH Network Corp. 3.375%, 8/15/2026[1]	1,128,903
818,000	FireEye, Inc. 1.625%, 6/1/2035[1,5]	767,253
1,257,000	Harmonic, Inc. 4.000%, 12/1/2020[1]	1,239,716
5,240,000	Liberty Interactive LLC 3.500%, 1/15/2031[1,5]	3,127,494
633,000	Okta, Inc. 0.250%, 2/15/2023[1,4]	692,945
2,068,000	Pandora Media, Inc. 1.750%, 12/1/2020[1]	1,893,525
959,000	Quotient Technology, Inc. 1.750%, 12/1/2022[1,4]	996,234
590,000	Twitter, Inc. 1.000%, 9/15/2021[1]	553,194
3,199,000	Wayfair, Inc. 0.375%, 9/1/2022[1,4]	3,045,448
1,921,000	Weibo Corp. 1.250%, 11/15/2022[1,2,4]	2,238,854
2,102,000	Yandex N.V. 1.125%, 12/15/2018[1,2]	2,138,236
		24,714,976
	Consumer, Cyclical – 4.0%
	EZCORP, Inc.
1,104,000	2.125%, 6/15/2019[1]	1,166,271
637,000	2.875%, 7/1/2024[1,4]	935,939

Palmer Square SSI Alternative Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of March 31, 2018

Principal Amount		Value

	Bonds (Continued)
	Consumer, Cyclical (Continued)
$640,000	Marriott Vacations Worldwide Corp. 1.500%, 9/15/2022[1,4]	$702,031
1,280,000	Meritor, Inc. 3.250%, 10/15/2037[1,4,5]	1,290,735
2,565,000	Navistar International Corp. 4.750%, 4/15/2019[1]	2,645,136
	Tesla, Inc.
1,215,000	1.250%, 3/1/2021[1,3]	1,209,562
1,927,000	2.375%, 3/15/2022[1]	2,012,181
779,000	Wabash National Corp. 3.375%, 5/1/2018[1,3]	1,382,725
		11,344,580
	Consumer, Non-cyclical – 20.4%
2,043,000	Acorda Therapeutics, Inc. 1.750%, 6/15/2021[1,3]	1,867,081
2,061,000	Alder Biopharmaceuticals, Inc. 2.500%, 2/1/2025[1]	1,904,894
2,857,000	AMAG Pharmaceuticals, Inc. 3.250%, 6/1/2022[1]	2,949,921
1,079,000	Depomed, Inc. 2.500%, 9/1/2021[1]	878,907
	Endologix, Inc.
1,058,000	2.250%, 12/15/2018[1]	1,017,002
989,000	3.250%, 11/1/2020[1]	855,485
2,904,000	Exact Sciences Corp. 1.000%, 1/15/2025[1]	2,594,399
1,273,000	Flexion Therapeutics, Inc. 3.375%, 5/1/2024[1,4]	1,452,630
	Herbalife Ltd.
1,577,000	2.000%, 8/15/2019[1,2]	1,914,322
1,251,000	2.625%, 3/15/2024[1,2,4]	1,258,515
1,892,000	Horizon Pharma Investment Ltd. 2.500%, 3/15/2022[1,2]	1,742,173
1,619,000	Huron Consulting Group, Inc. 1.250%, 10/1/2019[1]	1,529,897
1,771,000	Impax Laboratories, Inc. 2.000%, 6/15/2022[1]	1,762,735
3,473,000	Innoviva, Inc. 2.125%, 1/15/2023[1]	3,734,902
3,026,000	Insmed, Inc. 1.750%, 1/15/2025[1]	2,675,629
2,104,000	Insulet Corp. 1.250%, 9/15/2021[1]	3,267,910

Palmer Square SSI Alternative Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of March 31, 2018

Principal Amount		Value

	Bonds (Continued)
	Consumer, Non-cyclical (Continued)
$319,000	Invacare Corp. 4.500%, 6/1/2022[1,4]	$409,317
2,783,000	Ionis Pharmaceuticals, Inc. 1.000%, 11/15/2021[1]	2,756,381
3,270,000	Ironwood Pharmaceuticals, Inc. 2.250%, 6/15/2022[1]	3,865,529
1,407,000	Jazz Investments I Ltd. 1.500%, 8/15/2024[1,2,4]	1,377,260
1,265,000	Live Nation Entertainment, Inc. 2.500%, 3/15/2023[1,4]	1,279,776
1,634,000	Medicines Co. 2.750%, 7/15/2023[1]	1,577,008
1,591,000	Neurocrine Biosciences, Inc. 2.250%, 5/15/2024[1,4]	2,088,006
1,200,000	Novavax, Inc. 3.750%, 2/1/2023[1]	854,382
1,582,000	Pacira Pharmaceuticals, Inc. 2.375%, 4/1/2022[1]	1,449,507
516,000	PDL BioPharma, Inc. 2.750%, 12/1/2021[1]	527,857
1,519,000	Radius Health, Inc. 3.000%, 9/1/2024[1]	1,534,190
1,439,000	Sarepta Therapeutics, Inc. 1.500%, 11/15/2024[1,4]	1,796,895
1,265,000	Supernus Pharmaceuticals, Inc. 0.625%, 4/1/2023[1,4]	1,348,925
1,272,000	Team, Inc. 5.000%, 8/1/2023[1,4]	1,262,539
1,630,000	Theravance Biopharma, Inc. 3.250%, 11/1/2023[1,2]	1,657,457
2,064,000	Wright Medical Group N.V. 2.250%, 11/15/2021[1,2]	2,355,177
		57,546,608
	Energy – 7.2%
5,587,000	Cheniere Energy, Inc. 4.250%, 3/15/2045[1,3,5]	4,364,257
1,496,000	Chesapeake Energy Corp. 5.500%, 9/15/2026[1]	1,295,686
2,572,000	Ensco Jersey Finance Ltd. 3.000%, 1/31/2024[1,2]	2,067,245
496,000	Helix Energy Solutions Group, Inc. 4.125%, 9/15/2023[1]	502,460

Palmer Square SSI Alternative Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of March 31, 2018

Principal Amount		Value

	Bonds (Continued)
	Energy (Continued)
$1,196,000	Newpark Resources, Inc. 4.000%, 12/1/2021[1,4]	$1,390,350
1,902,000	PDC Energy, Inc. 1.125%, 9/15/2021[1]	1,856,253
1,851,000	Renewable Energy Group, Inc. 4.000%, 6/15/2036[1,5]	2,506,363
3,078,000	SEACOR Holdings, Inc. 3.000%, 11/15/2028[1,3,5]	2,989,618
2,127,000	Tesla Energy Operations, Inc. 1.625%, 11/1/2019[1]	1,946,194
1,630,000	Weatherford International Ltd. 5.875%, 7/1/2021[1,2]	1,465,267
		20,383,693
	Financial – 15.0%
2,656,000	American Residential Properties OP LP 3.250%, 11/15/2018[1,3,4]	3,040,026
2,665,000	Apollo Commercial Real Estate Finance, Inc. 4.750%, 8/23/2022[1]	2,667,638
	Blackstone Mortgage Trust, Inc.
2,768,000	4.375%, 5/5/2022[1]	2,732,293
776,000	4.750%, 3/15/2023[1]	765,990
	Encore Capital Group, Inc.
1,904,000	3.000%, 7/1/2020[1,3]	2,183,888
1,164,000	2.875%, 3/15/2021[1]	1,167,492
2,821,000	Forestar Group, Inc. 3.750%, 3/1/2020[1]	2,820,980
2,213,000	Granite Point Mortgage Trust, Inc. 5.625%, 12/1/2022[1,4]	2,178,121
1,037,000	Hannon Armstrong Sustainable Infrastructure Capital, Inc. 4.125%, 9/1/2022[1]	993,446
3,253,000	IH Merger Sub LLC 3.000%, 7/1/2019[1,3]	4,094,701
640,000	iStar, Inc. 3.125%, 9/15/2022[1,4]	610,570
2,226,000	MGIC Investment Corp. 9.000%, 4/1/2063[1,4]	3,026,663
3,857,000	Pennymac Corp. 5.375%, 5/1/2020[1,3]	3,871,468
	PRA Group, Inc.
1,824,000	3.000%, 8/1/2020[1]	1,762,440
1,594,000	3.500%, 6/1/2023[1,4]	1,714,984
2,779,000	Prospect Capital Corp. 4.750%, 4/15/2020[1]	2,789,624

Palmer Square SSI Alternative Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of March 31, 2018

Principal Amount		Value

	Bonds (Continued)
	Financial (Continued)
	Redwood Trust, Inc.
$2,856,000	4.625%, 4/15/2018[1,3]	$2,870,280
1,559,000	4.750%, 8/15/2023[1]	1,515,036
1,445,000	TCP Capital Corp. 5.250%, 12/15/2019[1,3]	1,493,815
		42,299,455
	Industrial – 9.5%
1,173,000	Aegean Marine Petroleum Network, Inc. 4.000%, 11/1/2018[1,2]	1,070,803
1,908,000	Aerojet Rocketdyne Holdings, Inc. 2.250%, 12/15/2023[1]	2,427,667
2,343,000	Atlas Air Worldwide Holdings, Inc. 1.875%, 6/1/2024[1]	2,800,780
2,247,000	Cemex S.A.B. de C.V. 3.720%, 3/15/2020[1,2]	2,321,268
2,273,000	Chart Industries, Inc. 2.000%, 8/1/2018[1]	2,317,967
1,349,000	Echo Global Logistics, Inc. 2.500%, 5/1/2020[1]	1,375,610
2,132,000	Golar LNG Ltd. 2.750%, 2/15/2022[1,2]	2,183,741
1,562,000	II-VI, Inc. 0.250%, 9/1/2022[1,4]	1,729,134
639,000	Kaman Corp. 3.250%, 5/1/2024[1,4]	728,103
1,621,000	Knowles Corp. 3.250%, 11/1/2021[1]	1,691,971
2,314,000	OSI Systems, Inc. 1.250%, 9/1/2022[1]	2,111,525
2,038,000	SunPower Corp. 4.000%, 1/15/2023[1]	1,631,623
2,761,000	TTM Technologies, Inc. 1.750%, 12/15/2020[1]	4,602,242
		26,992,434
	Technology – 8.9%
2,203,000	Allscripts Healthcare Solutions, Inc. 1.250%, 7/1/2020[1]	2,218,146
626,000	Apptio, Inc. 0.875%, 4/1/2023[1,4]	617,862
637,000	Carbonite, Inc. 2.500%, 4/1/2022[1,4]	831,724
2,522,000	Envestnet, Inc. 1.750%, 12/15/2019[1]	2,776,091

Palmer Square SSI Alternative Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of March 31, 2018

Principal Amount		Value

	Bonds (Continued)
	Technology (Continued)
$2,128,000	j2 Global, Inc. 3.250%, 6/15/2029[1,5]	$2,716,673
3,286,000	Microchip Technology, Inc. 1.625%, 2/15/2027[1]	3,901,211
1,430,000	Nutanix, Inc. 0.000%, 1/15/2023[1,4]	1,724,298
637,000	RealPage, Inc. 1.500%, 11/15/2022[1,4]	869,107
2,000,000	ServiceNow, Inc. 0.000%, 6/1/2022[1,4]	2,659,300
1,638,000	Synaptics, Inc. 0.500%, 6/15/2022[1,4]	1,548,934
622,000	Unisys Corp. 5.500%, 3/1/2021[1]	820,161
1,531,000	Veeco Instruments, Inc. 2.700%, 1/15/2023[1]	1,397,339
2,733,000	Workday, Inc. 0.250%, 10/1/2022[1,4]	2,979,200
		25,060,046
	Total Bonds (Cost $206,171,518)	217,036,398

Number of Shares

	Exchange-Traded Funds – 0.9%
110,000	ProShares Short 20+ Year Treasury*	2,497,000

	Total Exchange-Traded Funds (Cost $2,681,988)	2,497,000

	Preferred Stocks – 14.5%
	Basic Materials – 1.6%
2,729	A Schulman, Inc. 6.000%, N/A1,6	2,824,515
11,597	Rayonier Advanced Materials, Inc. 8.000%, 8/15/2019[1]	1,743,435
		4,567,950
	Communications – 1.0%
7,351	Iridium Communications, Inc. 6.750%, N/A [1,3,6]	2,822,784

	Consumer, Non-cyclical – 2.1%
37,292	Becton, Dickinson and Co. 6.125%, 5/1/2020[1]	2,180,463

Palmer Square SSI Alternative Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of March 31, 2018

Number of Shares		Value

	Preferred Stocks (Continued)
	Consumer, Non-cyclical (Continued)
26,362	Bunge Ltd. 4.875%, N/A1,2,3,6	$2,874,381
2,611	Teva Pharmaceutical Industries Ltd. 7.000%, 12/15/2018[1,2]	859,985
		5,914,829
	Energy – 0.4%
1,781	Chesapeake Energy Corp. 5.750%, N/A1,6	1,028,527

	Financial – 5.2%
22,783	AMG Capital Trust II 5.150%, 10/15/2037[1]	1,417,738
543	Bank of America Corp. 7.250%, N/A1,3,6	701,135
2,330	Cowen Group, Inc. 5.625%, N/A1,3,6	1,858,548
66,003	iStar Financial, Inc. 4.500%, N/A1,3,5,6	3,044,388
42,481	New York Community Capital Trust V 6.000%, 11/1/2051[1]	2,121,926
17,076	Virtus Investment Partners, Inc. 7.250%, 2/1/2020[1]	1,822,522
1,086	Wells Fargo & Co. 7.500%, N/A1,6	1,399,583
41,206	Welltower, Inc. 6.500%, N/A1,6	2,301,355
		14,667,195
	Technology – 3.2%
37,344	Mandatory Exchangeable Trust 5.750%, 6/3/2019[1,4]	7,718,314
1,148	NCR Corp. 5.500%, N/A1	1,471,177
		9,189,491
	Utilities – 1.0%
33,727	Dynegy, Inc. 7.000%, 7/1/2019[1]	2,924,468

	Total Preferred Stocks (Cost $35,925,022)	41,115,244

Palmer Square SSI Alternative Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of March 31, 2018

Number of Shares		Value

	Short-Term Investments – 3.1%
8,760,856	Fidelity Investments Money Market Funds - Treasury Portfolio - Institutional Class, 1.472%[3,7]	$8,760,856

	Total Short-Term Investments (Cost $8,760,856)	8,760,856

	Total Investments – 95.3% (Cost $253,539,384)	269,409,498
	Other Assets in Excess of Liabilities – 4.7%	13,219,433

	Total Net Assets – 100.0%	$282,628,931

	Securities Sold Short – (37.8)%
	Common Stocks – (37.8)%
	Basic Materials – (1.8)%
(36,507)	A. Schulman, Inc.	(1,569,801)
(6,476)	Aceto Corp.	(49,218)
(182,511)	Cleveland-Cliffs, Inc.*	(1,268,451)
(70,933)	First Majestic Silver Corp.*2	(433,401)
(68,804)	Rayonier Advanced Materials, Inc.	(1,477,222)
(22,092)	SSR Mining, Inc.*2	(212,083)
		(5,010,176)
	Communications – (4.9)%
(61,215)	51job, Inc. - ADR*2	(5,266,938)
(31,642)	Chegg, Inc.*	(653,724)
(12,030)	DISH Network Corp. - Class A*	(455,817)
(1,346)	FireEye, Inc.*	(22,788)
(119,971)	Harmonic, Inc.*	(455,890)
(215,340)	Iridium Communications, Inc.*	(2,422,575)
(11,110)	Motorola Solutions, Inc.	(1,169,883)
(8,116)	Okta, Inc.*	(323,422)
(22,693)	Pandora Media, Inc.*	(114,146)
(35,948)	Quotient Technology, Inc.*	(470,919)
(1,426)	Twitter, Inc.*	(41,368)
(17,523)	Wayfair, Inc.*	(1,183,328)
(8,072)	Weibo Corp. - ADR*2	(964,927)
(8,172)	Yandex N.V. - Class A*2	(322,385)
		(13,868,110)
	Consumer, Cyclical – (1.7)%
(80,217)	Ezcorp, Inc. - Class A*	(1,058,864)
(2,812)	Marriott Vacations Worldwide Corp.	(374,558)
(18,598)	Meritor, Inc.*	(382,375)
(8,065)	Navistar International Corp.*	(282,033)

Palmer Square SSI Alternative Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of March 31, 2018

Number of Shares		Value

	Securities Sold Short (Continued)
	Common Stocks (Continued)
	Consumer, Cyclical (Continued)
(5,440)	Tesla, Inc.*	$(1,447,747)
(65,213)	Wabash National Corp.	(1,357,083)
		(4,902,660)
	Consumer, Non-cyclical – (9.7)%
(20,668)	Acorda Therapeutics, Inc.*	(488,798)
(70,259)	Alder Biopharmaceuticals, Inc.*	(892,289)
(67,920)	AMAG Pharmaceuticals, Inc.*	(1,368,588)
(6,762)	Becton, Dickinson and Co.	(1,465,325)
(17,234)	Bunge Ltd.[2]	(1,274,282)
(25,816)	Depomed, Inc.*	(170,127)
(39,801)	Endologix, Inc.*	(168,358)
(23,099)	Exact Sciences Corp.*	(931,583)
(33,275)	Flexion Therapeutics, Inc.*	(745,693)
(16,193)	Herbalife Ltd.*2	(1,578,332)
(25,849)	Horizon Pharma PLC*2	(367,056)
(2,071)	Huron Consulting Group, Inc.*	(78,905)
(559)	Impax Laboratories, Inc.*	(10,873)
(121,145)	Innoviva, Inc.*	(2,019,487)
(52,199)	Insmed, Inc.*	(1,175,522)
(27,553)	Insulet Corp.*	(2,388,294)
(16,100)	Invacare Corp.	(280,140)
(20,829)	Ionis Pharmaceuticals, Inc.*	(918,142)
(126,230)	Ironwood Pharmaceuticals, Inc.*	(1,947,729)
(3,815)	Jazz Pharmaceuticals PLC*2	(576,027)
(9,361)	Live Nation Entertainment, Inc.*	(394,473)
(13,914)	Medicines Co.*	(458,327)
(15,088)	Neurocrine Biosciences, Inc.*	(1,251,248)
(149,758)	Novavax, Inc.*	(314,492)
(10,083)	Pacira Pharmaceuticals, Inc.*	(314,085)
(94,759)	PDL BioPharma, Inc.*	(278,591)
(1)	Quidel Corp.*	(52)
(19,602)	Radius Health, Inc.*	(704,496)
(13,524)	Sarepta Therapeutics, Inc.*	(1,001,993)
(12,650)	Supernus Pharmaceuticals, Inc.*	(579,370)
(37,575)	Team, Inc.*	(516,656)
(39,687)	Teva Pharmaceutical Industries Ltd. - ADR[2]	(678,251)
(32,645)	Theravance Biopharma, Inc.*2	(791,641)
(72,465)	Wright Medical Group, Inc.*2	(1,437,706)
		(27,566,931)

Palmer Square SSI Alternative Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of March 31, 2018

Number of Shares		Value

	Securities Sold Short (Continued)
	Common Stocks (Continued)
	Energy – (2.0)%
(16,146)	Cheniere Energy, Inc.*	$(863,004)
(136,702)	Chesapeake Energy Corp.*	(412,840)
(82,583)	Ensco PLC - Class A2	(362,539)
(31,446)	Helix Energy Solutions Group, Inc.*	(182,072)
(96,134)	Newpark Resources, Inc.*	(778,685)
(10,467)	PDC Energy, Inc.*	(513,197)
(143,580)	Renewable Energy Group, Inc.*	(1,837,824)
(7,548)	SEACOR Holdings, Inc.*	(385,703)
(85,248)	Weatherford International PLC*2	(195,218)
		(5,531,082)
	Financial – (5.0)%
(1,912)	Affiliated Managers Group, Inc.	(362,477)
(117,036)	American Homes 4 Rent - REIT	(2,350,083)
(75,094)	Cowen Group, Inc. - Class A*	(991,241)
(37,675)	Encore Capital Group, Inc.*	(1,702,910)
(3,135)	Forestar Group, Inc.*	(66,305)
(134,751)	Invitation Homes, Inc. - REIT	(3,076,365)
(147,921)	iStar Financial, Inc. - REIT*	(1,504,357)
(16,489)	MGIC Investment Corp.*	(214,357)
(3,413)	PennyMac Mortgage Investment Trust - REIT	(61,536)
(32,863)	PRA Group, Inc.*	(1,248,794)
(384)	TCP Capital Corp.	(5,461)
(10,863)	Virtus Investment Partners, Inc.	(1,344,839)
(19,804)	Welltower, Inc. - REIT	(1,077,932)
		(14,006,657)
	Industrial – (4.2)%
(13,527)	Aegean Marine Petroleum Network, Inc.[2]	(30,436)
(44,162)	Aerojet Rocketdyne Holdings, Inc.*	(1,235,211)
(30,656)	Atlas Air Worldwide Holdings, Inc.*	(1,853,155)
(65,331)	Cemex S.A.B. de C.V. - ADR*2	(432,491)
(5,927)	Chart Industries, Inc.*	(349,871)
(14,484)	Echo Global Logistics, Inc.*	(399,758)
(33,943)	Golar LNG Ltd.[2]	(928,680)
(22,484)	II-VI, Inc.*	(919,596)
(6,457)	Kaman Corp.	(401,109)
(46,634)	Knowles Corp.*	(587,122)
(11,744)	OSI Systems, Inc.*	(766,531)
(32,710)	SunPower Corp.*	(261,026)

Palmer Square SSI Alternative Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of March 31, 2018

Number of Shares		Value

	Securities Sold Short (Continued)
	Common Stocks (Continued)
	Industrial (Continued)
(252,233)	TTM Technologies, Inc.*	$(3,856,643)
		(12,021,629)
	Technology – (7.7)%
(38,540)	Alibaba Group Holding Ltd. - ADR*2	(7,073,632)
(44,871)	Allscripts Healthcare Solutions, Inc.*	(554,157)
(6,949)	Apptio, Inc.*	(196,935)
(19,716)	Carbonite, Inc.*	(567,821)
(22,271)	Envestnet, Inc.*	(1,276,128)
(23,904)	j2 Global, Inc.	(1,886,504)
(35,761)	Microchip Technology, Inc.	(3,267,125)
(25,410)	NCR Corp.*	(800,923)
(20,491)	Nutanix, Inc. - Class A*	(1,006,313)
(12,511)	RealPage, Inc.*	(644,316)
(11,867)	ServiceNow, Inc.*	(1,963,395)
(8,189)	Synaptics, Inc.*	(374,483)
(48,437)	Unisys Corp.*	(520,698)
(16,828)	Veeco Instruments, Inc.*	(286,076)
(10,247)	Workday, Inc. - Class A*	(1,302,496)
		(21,721,002)
	Utilities – (0.8)%
(170,613)	Dynegy, Inc.*	(2,306,688)

	Total Common Stocks (Proceeds $94,986,349)	(106,934,935)

	Total Securities Sold Short (Proceeds $94,986,349)	$(106,934,935)

Number of Contracts

	WRITTEN Options Contracts – (0.1)%
	Call Options – (0.1)%
	Equity – (0.1)%
	Aerojet Rocketdyne Holdings, Inc.
(147)	Exercise Price: $25.00, Notional Amount: $(367,500),
	Expiration Date: May 18, 2018	(55,125)
	B2Gold Corp.
(3,219)	Exercise Price: $5.00, Notional Amount: $(1,609,500),
	Expiration Date: October 19, 2018	(32,190)
	Cleveland-Cliffs, Inc.
(375)	Exercise Price: $8.00, Notional Amount: $(300,000),
	Expiration Date: April 20, 2018	(4,313)

Palmer Square SSI Alternative Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of March 31, 2018

Number of Contracts		Value

	Securities Sold Short (Continued)
	WRITTEN Options Contracts (Continued)
	Call Options (Continued)
	Equity (Continued)
	Exact Sciences Corp.
(55)	Exercise Price: $50.00, Notional Amount: $(275,000),
	Expiration Date: April 20, 2018	$(1,375)
	Herbalife Ltd.
(36)	Exercise Price: $82.50, Notional Amount: $(297,000),
	Expiration Date: May 18, 2018	(58,680)
	II-VI, Inc.
(50)	Exercise Price: $50.00, Notional Amount: $(250,000),
	Expiration Date: April 20, 2018	(625)
	Insulet Corp.
(54)	Exercise Price: $85.00, Notional Amount: $(459,000),
	Expiration Date: May 18, 2018	(30,780)
	Ionis Pharmaceuticals, Inc.
(57)	Exercise Price: $50.00, Notional Amount: $(285,000),
	Expiration Date: April 20, 2018	(2,708)
	Ironwood Pharmaceuticals, Inc.
(296)	Exercise Price: $15.00, Notional Amount: $(444,000),
	Expiration Date: April 20, 2018	(31,080)
	Medicines Co.
(67)	Exercise Price: $25.00, Notional Amount: $(167,500),
	Expiration Date: April 20, 2018	(56,280)
	Navistar International Corp.
(71)	Exercise Price: $45.00, Notional Amount: $(319,500),
	Expiration Date: April 20, 2018	0
	Neurocrine Biosciences, Inc.
(31)	Exercise Price: $85.00, Notional Amount: $(263,500),
	Expiration Date: May 18, 2018	(13,175)
	Pacira Pharmaceuticals, Inc.
(29)	Exercise Price: $40.00, Notional Amount: $(116,000),
	Expiration Date: May 18, 2018	(1,595)
	Sarepta Therapeutics, Inc.
(29)	Exercise Price: $65.00, Notional Amount: $(188,500),
	Expiration Date: April 20, 2018	(30,885)
	Synaptics, Inc.
(45)	Exercise Price: $45.00, Notional Amount: $(202,500),
	Expiration Date: June 15, 2018	(20,475)
	Tesla, Inc.
(5)	Exercise Price: $355.00, Notional Amount: $(177,500),
	Expiration Date: April 20, 2018	(112)
	Wayfair, Inc.
(46)	Exercise Price: $90.00, Notional Amount: $(414,000),
	Expiration Date: May 18, 2018	(2,300)

Palmer Square SSI Alternative Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of March 31, 2018

Number of Contracts		Value

	Securities Sold Short (Continued)
	WRITTEN Options Contracts (Continued)
	Call Options (Continued)
	Equity (Continued)
	Weibo Corp.
(29)	Exercise Price: $110.00, Notional Amount: $(319,000),
	Expiration Date: April 20, 2018	$(33,930)
	Workday, Inc.
(28)	Exercise Price: $135.00, Notional Amount: $(378,000),
	Expiration Date: April 20, 2018	(4,410)

	Total Call Options (Proceeds $512,059)	(380,038)

	Total WRITTEN Options Contracts (Proceeds $512,059)	$(380,038)

ADR – American Depository Receipt

REIT – Real Estate Investment Trust

*	Non-income producing security.
[1]	Convertible security.
[2]	Foreign security denominated in U.S. Dollars.
[3]	All or a portion of this security is segregated as collateral for securities sold short.
[4]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $58,495,273 which represents 20.7% of Net Assets.
[5]	Callable.
[6]	Perpetual security. Maturity date is not applicable.
[7]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Palmer Square SSI Alternative Income Fund

SUMMARY OF INVESTMENTS

As of March 31, 2018

Security Type/Sector	Percent of Total Net Assets
Bonds
Consumer, Non-cyclical	20.4%
Financial	15.0%
Industrial	9.5%
Technology	8.9%
Communications	8.7%
Energy	7.2%
Consumer, Cyclical	4.0%
Basic Materials	3.1%
Total Bonds	76.8%
Preferred Stocks
Financial	5.2%
Technology	3.2%
Consumer, Non-cyclical	2.1%
Basic Materials	1.6%
Utilities	1.0%
Communications	1.0%
Energy	0.4%
Total Preferred Stocks	14.5%
Exchange-Traded Funds	0.9%
Short-Term Investments	3.1%
Total Investments	95.3%
Other Assets in Excess of Liabilities	4.7%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Palmer Square SSI Alternative Income Fund
STATEMENT OF ASSETS AND LIABILITIES
As of March 31, 2018

Assets:
Investments, at value (cost $253,539,384)	$269,409,498
Cash deposited with brokers for securities sold short	120,361,225
Receivables:
Investment securities sold	1,651,890
Fund shares sold	308,001
Dividends and interest	1,669,929
Due from Broker	63,154
Prepaid expenses	26,351
Total assets	393,490,048

Liabilities:
Securities sold short, at value (proceeds $94,986,349)	106,934,935
Written options contracts, at value (proceeds $512,059)	380,038
Payables:
Investment securities purchased	2,805,307
Fund shares redeemed	273,410
Subadvisory fees	230,885
Advisory fees	68,468
Shareholder servicing fees (Note 6)	32,764
Distribution fees - Class A (Note 7)	639
Fund administration fees	33,820
Fund accounting fees	29,501
Dividends on securities sold short	24,434
Auditing fees	18,966
Transfer agent fees and expenses	11,624
Custody fees	3,713
Trustees' Deferred Compensation (Note 3)	1,094
Chief Compliance Officer fees	911
Trustees' fees and expenses	525
Accrued other expenses	10,083
Total liabilities	110,861,117

Net Assets	$282,628,931

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$289,204,228
Accumulated net investment income	1,223,852
Accumulated net realized loss on investments, purchased options contracts, securities sold short,
written options contracts and foreign currency transactions	(11,852,698)
Net unrealized appreciation (depreciation) on:
Investments	15,870,114
Securities sold short	(11,948,586)
Written options contracts	132,021
Net Assets	$282,628,931

Maximum Offering Price per Share:
Class A Shares:
Net assets applicable to shares outstanding	$3,486,337
Shares outstanding	347,343
Redemption price	10.04
Maximum sales charge (5.75% of offering price)*	0.61
Maximum offering price to public	$10.65

Class I Shares:
Net assets applicable to shares outstanding	$279,142,594
Shares outstanding	27,815,935
Redemption price	$10.04

*	On sales of $50,000 or more, the sales charge will be reduced.

See accompanying Notes to Financial Statements.

Palmer Square SSI Alternative Income Fund
STATEMENT OF OPERATIONS
For the Year Ended March 31, 2018

Investment Income:
Dividends (net of foreign withholding taxes of $17,126)	$2,805,778
Interest	7,972,992
Total investment income	10,778,770

Expenses:
Subadvisory fees	2,830,915
Advisory fees	1,042,969
Dividends on securities sold short	555,895
Shareholder servicing fees (Note 6)	245,905
Fund administration fees	225,209
Fund accounting fees	125,174
Transfer agent fees and expenses	55,000
Registration fees	54,098
Legal fees	35,999
Shareholder reporting fees	23,271
Auditing fees	18,998
Chief Compliance Officer fees	12,097
Distribution fees - Class A (Note 7)	9,987
Trustees' fees and expenses	9,501
Commitment fees (Note 12)	7,775
Miscellaneous	5,501
Insurance fees	2,103
Custody fees	5,072
Total expenses	5,265,469
Advisory fees waived	(2,768)
Fees paid indirectly (Note 3)	(3,072)
Net expenses	5,259,629
Net investment income	5,519,141

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	943,074
Purchased options contracts	(261,349)
Securities sold short	2,913,808
Written options contracts	202,584
Net realized gain	3,798,117
Net change in unrealized appreciation/depreciation on:
Investments	5,862,303
Purchased options contracts	133,194
Securities sold short	(5,893,316)
Written options contracts	93,742
Net change in unrealized appreciation/depreciation	195,923
Net realized and unrealized gain (loss)	3,994,040

Net Increase in Net Assets from Operations	$9,513,181

See accompanying Notes to Financial Statements.

Palmer Square SSI Alternative Income Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	March 31, 2018	March 31, 2017
Increase in Net Assets from:
Operations:
Net investment income	$5,519,141	$5,923,575
Net realized gain on investments, purchased options contracts, securities sold short, written options contracts, forward foreign
currency exchange contracts and foreign currency	3,798,117	3,407,180
Net change in unrealized appreciation/depreciation on investments, purchased options contracts, securities sold short, written options
and foreign currency	195,923	10,980,067
Net increase in net assets resulting from operations	9,513,181	20,310,822

Distributions to Shareholders:
From net investment income:
Class A	(58,932)	(56,089)
Class I	(5,309,363)	(3,633,669)
Total distributions to shareholders	(5,368,295)	(3,689,758)

Capital Transactions:
Net proceeds from shares sold:
Class A	853,863	2,598,571
Class I	48,362,683	60,718,726
Reinvestment of distributions:
Class A	57,725	54,800
Class I	4,810,765	3,285,142
Cost of shares redeemed:
Class A	(2,128,087)	(5,070,161)
Class I	(74,062,724)	(47,536,484)
Net increase (decrease) in net assets from capital transactions	(22,105,775)	14,050,594

Total increase (decrease) in net assets	(17,960,889)	30,671,658

Net Assets:
Beginning of period	300,589,820	269,918,162
End of period	$282,628,931	$300,589,820

Accumulated net investment income	$1,223,852	$987,760

Capital Share Transactions:
Shares sold:
Class A	85,255	269,142
Class I	4,835,178	6,211,342
Reinvestment of distributions:
Class A	5,790	5,672
Class I	482,824	339,728
Shares redeemed:
Class A	(212,341)	(521,785)
Class I	(7,392,795)	(4,886,224)
Net increase (decrease) in capital share transactions	(2,196,089)	1,417,875

See accompanying Notes to Financial Statements.

Palmer Square SSI Alternative Income Fund
FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended March 31,

	2018	2017	2016	2015	2014
Net asset value, beginning of period	$9.90	$9.32	$9.93	$10.29	$10.37
Income from Investment Operations:
Net investment income[1]	0.16	0.18	0.17	0.04	0.12
Net realized and unrealized gain (loss) on investments	0.13	0.50	(0.51)	(0.18)	0.01
Total from investment operations	0.29	0.68	(0.34)	(0.14)	0.13

Less Distributions:
From net investment income	(0.15)	(0.10)	(0.27)	(0.05)	(0.10)
From net realized gain	-	-	-	(0.17)	(0.11)
Total distributions	(0.15)	(0.10)	(0.27)	(0.22)	(0.21)

Net asset value, end of period	$10.04	$9.90	$9.32	$9.93	$10.29

Total return[2]	2.99%	7.33%	(3.51)%	(1.40)%	1.31%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$3,486	$4,639	$6,669	$14,720	$32,298

Ratio of expenses to average net assets (including interest expense, dividends on securities sold short and shareholder servicing fees):
Before fees waived/recovered[3]	2.01%	2.31%	2.35%	2.34%	2.33%
After fees waived/recovered[3]	2.01%	2.31%	2.34%	2.36%	2.35%

Ratio of net investment income (loss) to average net assets (including interest expense, dividends on securities sold short and shareholder servicing fees):
Before fees waived/recovered	1.60%	1.87%	1.79%	0.45%	1.22%
After fees waived/recovered	1.60%	1.87%	1.80%	0.43%	1.20%

Portfolio turnover rate	52%	54%	66%	104%	60%

[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. Returns shown do not include payment of sales load of 5.75% of offering price which is reduced on sales of $50,000 or more. These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	If interest expense, dividends on securities sold short and shareholder servicing fees had been excluded, the expense ratios would have been lowered by 0.27%, 0.57%, 0.60%, 0.62%, and 0.61%, for the periods ended March 31, respectively.

See accompanying Notes to Financial Statements.

Palmer Square SSI Alternative Income Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended March 31,

	2018	2017	2016	2015	2014
Net asset value, beginning of period	$9.90	$9.33	$9.94	$10.30	$10.37
Income from Investment Operations:
Net investment income[1]	0.19	0.21	0.20	0.07	0.15
Net realized and unrealized gain (loss) on investments	0.13	0.49	(0.51)	(0.20)	0.02
Total from investment operations	0.32	0.70	(0.31)	(0.13)	0.17

Less Distributions:
From net investment income	(0.18)	(0.13)	(0.30)	(0.06)	(0.13)
From net realized gain	-	-	-	(0.17)	(0.11)
Total distributions	(0.18)	(0.13)	(0.30)	(0.23)	(0.24)

Net asset value, end of period	$10.04	$9.90	$9.33	$9.94	$10.30

Total return[2]	3.28%	7.54%	(3.19)%	(1.25)%	1.65%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$279,143	$295,950	$263,249	$439,339	$462,983

Ratio of expenses to average net assets (including interest expense, dividends on securities sold short and shareholder servicing fees):
Before fees waived/recovered[3]	1.76%	2.06%	2.10%	2.09%	2.08%
After fees waived/recovered[3]	1.76%	2.06%	2.09%	2.11%	2.10%

Ratio of net investment income to average net assets (including interest expense, dividends on securities sold short and shareholder servicing fees):
Before fees waived/recovered	1.85%	2.12%	2.04%	0.70%	1.47%
After fees waived/recovered	1.85%	2.12%	2.05%	0.68%	1.45%

Portfolio turnover rate	52%	54%	66%	104%	60%

[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	If interest expense, dividends on securities sold short and shareholder servicing fees had been excluded, the expense ratios would have been lowered by 0.27%, 0.57%, 0.60%, 0.62%, and 0.61%, for the periods ended March 31, respectively.

See accompanying Notes to Financial Statements.

Palmer Square SSI Alternative Income Fund

NOTES TO FINANCIAL STATEMENTS

March 31, 2018

Note 1 – Organization

Palmer Square SSI Alternative Income Fund (the ‘‘Fund’’) was organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek income and absolute return. The Fund commenced investment operations on May 25, 2012, with two classes of shares, Class A and Class I.

The Fund commenced operations on May 25, 2012, prior to which its only activity was the receipt of a $2,500 investment from principals of the Fund’s advisor and a $159,793,680 transfer of Class I shares of the Fund in exchange for the net assets of the SSI Hedged Convertible Income Fund, L.P., a California limited partnership (the “Partnership”). This exchange was nontaxable, whereby the Fund issued 15,979,368 shares for the net assets of the Partnership on May 29, 2012. Cash and the investment portfolio of the Partnership with a fair value of $130,118,269 on long securities and $69,056,585 on short sales (identified cost of investment transferred were $122,651,515 on long securities and $67,457,372 on short sales) were the primary assets received by the Fund. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Partnership was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amount distributable to shareholders for tax purposes.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in an open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

Palmer Square SSI Alternative Income Fund

NOTES TO FINANCIAL STATEMENTS - Continued

March 31, 2018

(b) Foreign Currency Translation

The Fund’s records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted as of 4:00 PM Eastern Standard Time. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Fund does not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(c) Forward Foreign Currency Exchange Contracts

The Fund may utilize forward foreign currency exchange contracts (“forward contracts”) under which it is obligated to exchange currencies on specified future dates at specified rates, and are subject to the translations of foreign exchange rates fluctuations. All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency translations. The Fund records realized gains or losses at the time the forward contract is settled. Counterparties to these forward contracts are major U.S. financial institutions. The fund did not enter into any forward foreign currency exchange contracts for the year ended March 31, 2018.

(d) Short Sales

Short sales are transactions under which the Fund sells a security it does not own in anticipation of a decline in the value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. When a security is sold short a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense. To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities are segregated for the broker to meet the necessary margin requirements. The Fund is subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.

Palmer Square SSI Alternative Income Fund

NOTES TO FINANCIAL STATEMENTS - Continued

March 31, 2018

In conjunction with the use of short sales the Fund may be required to maintain collateral in various forms. At March 31, 2018, securities pledged as collateral are denoted in the Fund’s Schedule of Investments and segregated cash deposited with broker for securities sold short is reflected in the Fund’s Statement of Assets and Liabilities.

(e) Options Contracts

The Fund may write or purchase options contracts primarily to enhance the Fund’s returns or reduce volatility. In addition, the Fund may utilize options in an attempt to generate gains from options premiums or to reduce overall portfolio risk. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions. The Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

(f) Preferred Stocks

Preferred stocks are a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment in the event a company is liquidated, although preferred stock is usually subordinate to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.

(g) Stock Index Futures

The Fund may invest in stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to accept), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. The purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate the futures transaction. Finally, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities. There is minimal counterparty credit risk involved in entering into futures contracts since they are exchange-traded instruments and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Palmer Square SSI Alternative Income Fund

NOTES TO FINANCIAL STATEMENTS - Continued

March 31, 2018

(h) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

(i) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open years ended March 31, 2015-2018, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(j) Distributions to Shareholders

The Fund will make distributions of net investment income semi-annually and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Palmer Square SSI Alternative Income Fund

NOTES TO FINANCIAL STATEMENTS - Continued

March 31, 2018

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Palmer Square Capital Management LLC (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.35% of the Fund’s average daily net assets. The Trust, on behalf of the Fund, has also entered into a Sub-Advisory Agreement with SSI Investment Management, Inc. (the “Sub-Advisor”). Under the terms of the Sub-Advisory Agreement, the Fund pays a monthly investment advisory fee to the Sub-Advisor at the annual rate of 0.95% for the first $300 million of the Fund’s average daily net assets and 0.85% of the Fund’s average daily net assets greater than $300 million. Prior to December 18, 2017, the Fund paid a monthly investment advisory fee to the Sub-Advisor at the annual rate of 0.95% of the Fund’s average daily net assets. The Fund’s Advisor and Sub-Advisor have contractually agreed to waive their fees and/or pay for expenses of the Fund to ensure that total annual fund operating expenses (excluding any shareholder servicing plan fees, taxes, leverage interest, brokerage commissions, dividend or interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N1-A, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.74% and 1.49% of the average daily net assets of the Fund's Class A shares and Class I shares, respectively. The expense limitation agreement has been structured so that the Advisor will first be required to waive an amount up to its entire management fee (0.35%) before the Sub-Advisor will be required to waive its fee or absorb Fund operating expenses that exceed the amount of the Advisor’s fee. This agreement is effective until July 31, 2018 and is subject thereafter to annual re-approval of the agreement by the Advisor, Sub-Advisor, and the Trust’s Board of Trustees. This agreement may be terminated before that date only with the consent of the Trust’s Board of Trustees.

For the year ended March 31, 2018, the Advisor waived a portion of its advisory fees totaling $2,768 and the Sub-Advisor waived none of its sub-advisory fees. The Advisor and Sub-Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed, if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. At March 31, 2018, the amount of these potentially recoverable expenses was $26,235. The Advisor may recapture all or a portion of this amount no later than March 31, of the years stated below.

2019	$23,467
2020	-
2021	2,768
Total	$26,235

IMST Distributors, LLC serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator.

The Fund has a fee arrangement with its custodian, UMB Bank, n.a., which provides for custody fees to be reduced by earning credits based on cash balances left on deposit with the custodian. For the year ended March 31, 2018, the total fees reduced by earning credits were $3,072. Such amount is shown as a reduction of expenses, "Fees paid indirectly", on the Statement of Operations.

Palmer Square SSI Alternative Income Fund

NOTES TO FINANCIAL STATEMENTS - Continued

March 31, 2018

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended March 31, 2018, the Fund’s allocated fees incurred for Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

The Fund's Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various Fund in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Fund's liability for these amounts is adjusted for market value changes in the invested Fund and remains a liability to the Fund until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of the Fund and is disclosed in the Statement of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees' fees and expenses in the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended March 31, 2018, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes

At March 31, 2018, the cost of securities on a tax basis and gross unrealized appreciation and (depreciation) on investments and securities sold short for federal income tax purposes were as follows:

Cost of investments	$158,947,125

Gross unrealized appreciation	$34,881,874
Gross unrealized depreciation	(31,734,474)

Net unrealized appreciation on investments	$3,147,400

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended March 31, 2018, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
$ 4,619	$ 85,246	$ (89,865)

Palmer Square SSI Alternative Income Fund

NOTES TO FINANCIAL STATEMENTS - Continued

March 31, 2018

As of March 31, 2018, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,223,852
Undistributed long-term capital gains	-
Tax accumulated earnings	1,223,852

Accumulated capital and other losses	(10,946,549)
Net unrealized depreciation on securities sold short	(12,374,152)
Net unrealized appreciation on written options contracts	132,021
Net unrealized appreciation on investments	15,389,531
Total accumulated deficit	$(6,575,297)

At March 31, 2018, the Fund had $10,946,549 of accumulated capital loss carryforward which consisted of $891,897 short-term and $10,054,652 long-term. To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

The Fund utilized $3,990,453 of its capital loss carryforwards during the year ended March 31, 2018.

The tax character of distributions paid during the fiscal years ended March 31, 2018 and March 31, 2017 were as follows:

Distributions paid from:	2018	2017
Ordinary income	$5,368,295	$3,689,758
Net long-term capital gains	-	-
Total distributions paid	$5,368,295	$3,689,758

Note 5 – Investment Transactions

For the year ended March 31, 2018, purchases and sales of investments, excluding short-term investments, were $123,260,967 and $115,115,019, respectively. Securities sold short and short securities covered were $73,370,260 and $75,127,582, respectively, for the same period.

Note 6 – Shareholder Servicing Plan

The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.25% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended March 31, 2018, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 7 – Distribution Plan

The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its Class A shares. The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets attributable to Class A shares.

For the year ended March 31, 2018, distribution fees incurred with respect to Class A shares are disclosed on the Statement of Operations.

Palmer Square SSI Alternative Income Fund

NOTES TO FINANCIAL STATEMENTS - Continued

March 31, 2018

Note 8 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Palmer Square SSI Alternative Income Fund

NOTES TO FINANCIAL STATEMENTS - Continued

March 31, 2018

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of March 31, 2018, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3**	Total
Assets
Investments
Corporate Bonds*	$-	$217,036,398	$-	$217,036,398
Exchange-Traded Funds	2,497,000	-	-	2,497,000
Preferred Stocks
Basic Materials	4,567,950	-	-	4,567,950
Communications	2,822,784	-	-	2,822,784
Consumer, Non-cyclical	5,914,829	-	-	5,914,829
Energy	1,028,527	-	-	1,028,527
Financial	11,390,909	3,276,286	-	14,667,195
Technology	-	9,189,491	-	9,189,491
Utilities	2,924,468	-	-	2,924,468
Short-Term Investments	8,760,856	-	-	8,760,856
Total Investments	$39,907,323	$229,502,175	$-	$269,409,498

Liabilities
Securities Sold Short
Common Stocks*	$106,934,935	$-	$-	$106,934,935
Written Options Contracts	121,688	258,350	-	380,038
Total Liabilities	$107,056,623	$258,350	$-	$107,314,973

*	All corporate bonds held in the Fund are Level 2 securities and all common stocks held in the Fund are Level 1 securities. For a detailed break-out by major industry classification, please refer to the Schedule of Investments.
**	The Fund did not hold any Level 3 securities at period end.

Transfers between Levels 1, 2 or 3 are recognized at the end of the reporting period. Transfers between Level 1 and Level 2 relate to an increase in trading activity as of March 31, 2018. The following is a reconciliation of transfers between Levels for the Fund from March 31, 2017 to March 31, 2018, represented by recognizing the March 31, 2018 market value of securities:

Transfers into Level 1	$6,728,888
Transfers out of Level 1	-
Net transfers in (out) of Level 1	$6,728,888

Transfers into Level 2	$-
Transfers out of Level 2	(6,728,888)
Net transfers in (out) of Level 2	$(6,728,888)

Palmer Square SSI Alternative Income Fund

NOTES TO FINANCIAL STATEMENTS - Continued

March 31, 2018

Note 10 – Derivative and Hedging Disclosure

Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows.

The effects of these derivative instruments on the Fund's financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below. The fair values of derivative instruments as of March 31, 2018 by risk category are as follows:

	Asset Derivatives		Liability Derivatives
Derivatives not designated as hedging instruments	Statement of Asset and Liabilities Location	Value	Statement of Asset and Liabilities Location	Value
Equity contracts	Purchased options contracts, at value	$-	Written options contracts, at value	$380,038
Total		$-		$380,038

The effects of derivative instruments on the Statement of Operations for the year ended March 31, 2018 are as follows:

	Derivatives not designated as hedging instruments
	Equity Contracts	Foreign exchange contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives
Purchased options contracts	$(261,349)	$-	$-	$(261,349)
Written options contracts	202,584	-	-	202,584
	$(58,765)	$-	$-	$(58,765)

	Equity Contracts	Foreign exchange contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation/Depreciation on Derivatives
Purchased options contracts	$133,194	$-	$-	$133,194
Written options contracts	93,742	-	-	93,742
	$226,936	$-	$-	$226,936

The quarterly average volumes of derivative instruments as of March 31, 2018 are as follows:

Derivatives not designated as hedging instruments
Equity contracts	Purchased options contracts	Notional Value	$9,988
	Written options contracts	Notional Value	$(2,222,574)

Palmer Square SSI Alternative Income Fund

NOTES TO FINANCIAL STATEMENTS - Continued

March 31, 2018

Note 11 – Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent)

Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent) removes the requirement to categorize within the fair value hierarchy investments measured using the net asset value per share ("NAV") practical expedient, as well as removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

Note 12 – Line of Credit

The Fund together with other funds managed by the Advisor (together “Palmer Square Funds”) has entered into a Senior Secured Revolving Credit Facility (“Facility”) of $25,000,000 with UMB Bank, n.a. The Fund is permitted to borrow up to the lesser of one-third of the Fund’s total assets, or $3,750,000, the maximum amount permitted subject to the Fund’s investment limitations. The purpose of the Facility is to finance temporarily the repurchase or redemption of shares of each fund. Borrowings under this agreement bear interest at the one-month London Interbank Offered Rate (LIBOR) plus 1.75%. As compensation for holding the lending commitment available, the Palmer Square Funds are charged a commitment fee on the average daily unused balance of the Facility at the rate of 0.20% per annum. Commitment fees for the year ended March 31, 2018 are disclosed in the Statement of Operations. The Fund did not borrow under the line of credit agreement during the year ended March 31, 2018.

Note 13 – Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust and

Shareholders of Palmer Square SSI Alternative Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Palmer Square SSI Alternative Income Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of March 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Investment Managers Series Trust since 2007.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2018 by correspondence with the custodian, and brokers or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

May 30, 2018

Palmer Square SSI Alternative Income Fund

SUPPLEMENTAL INFORMATION (Unaudited)

Qualified Dividend Income

For the year ended March 31, 2018, 44.91% of dividends to be paid from net investment income from the Fund, is designated as qualified dividend income.

Corporate Dividends Received Deduction

For the year ended March 31, 2018, 42.46% of dividends to be paid from net investment income from the Fund, is designated as dividends received deduction available to corporate shareholders.

Trustees and Officers Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (866) 933-9033. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller[a] (born 1947) Trustee	Since November 2007	Retired (2013 – present). Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997-2012).	4	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 – present). President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 – 2015).	4	Select Sector SPDR Trust, a registered investment company (includes 10 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996 – 2014). Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 – 2006). Senior Vice President, Oppenheimer Management Company (1983 – 1996). Chairman, NICSA, an investment management trade association (1993 – 1996).	4	None.

Palmer Square SSI Alternative Income Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
John P. Zader[a] (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	4	Investment Managers Series Trust II, a registered investment company (includes 12 portfolios).
Interested Trustee:
Eric M. Banhazl b† (born 1957) Trustee	Since January 2008	Chairman (2016 – present), and President (2006 – 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund. Trustee and Vice President, Investment Managers Series Trust (December 2007 – March 2016).	4	Investment Managers Series Trust II, a registered investment company (includes 12 portfolios).
Officers of the Trust:
Maureen Quill [a] (born 1963) President	Since June 2014

President (January 2018 – present), UMB Fund Services, Inc. Chief Operating Officer (June 2014 – January 2018), and Executive Vice President (January 2007 – June 2014), UMB Fund Services, Inc. Vice President, Investment Managers Series Trust (December 2013 - June 2014).

			N/A	N/A
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili[b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC. Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 – March 2016).	N/A	N/A

Palmer Square SSI Alternative Income Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Officers of the Trust:
Diane Drake[b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present). Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (2010 – 2015).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014

Principal, Dziura Compliance Consulting, LLC (October 2014 – present). Managing Director, Cipperman Compliance Services (2010 – September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 – 2010). Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).

			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.

c	Trustees and officers serve until their successors have been duly elected.
d	The Trust is comprised of numerous series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Fund managed by the same investment advisor. The Fund’s investment advisor also serves as investment advisor to the Palmer Square Strategic Credit Fund, Palmer Square Income Plus Fund and Palmer Square Ultra-Short Duration Investment Grade Fund which are offered in a separate prospectus. The Fund does not hold itself out as related to any other series within the Trust, for purposes of investment and investor services.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC.

Palmer Square SSI Alternative Income Fund

EXPENSE EXAMPLE

For the Six Months Ended March 31, 2018 (Unaudited)

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payment of Class A shares; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Class A only); and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2017 to March 31, 2018.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		10/1/17	3/31/18	10/1/17 – 3/31/18
Class A	Actual Performance*	$ 1,000.00	$ 1,008.10	$ 10.08
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.94	10.12
Class I	Actual Performance*	1,000.00	1,009.60	8.80
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.18	8.82

*	Expenses are equal to the Fund’s annualized expense ratio of 2.01% and 1.76% for Class A and Class I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

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Palmer Square SSI Alternative Income Fund

A series of Investment Managers Series Trust

Investment Advisor

Palmer Square Capital Management LLC

2000 Shawnee Mission Parkway, Suite 300

Mission Woods, Kansas 66205

Sub-Advisor

SSI Investment Management, Inc.

9440 Santa Monica Boulevard, 8th Floor

Beverly Hills, California 90210

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, Pennsylvania 19103

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, Wisconsin 53212

Distributor

IMST Distributors, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Palmer Square SSI Alternative Income Fund – Class I	PSCIX	461418 246
Palmer Square SSI Alternative Income Fund – Class A	PSCAX	461418 253

Privacy Principles of the Palmer Square SSI Alternative Income Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Palmer Square SSI Alternative Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 933-9033, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (866) 933-9033, or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by calling the Fund at (866) 933-9033. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (866) 933-9033.

Palmer Square SSI Alternative Income Fund

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (866) 933-9033

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-866-933-9033.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. John P. Zader is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 3/31/2018	FYE 3/31/2017
Audit Fees	$16,700	$16,200
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,800
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2018	FYE 3/31/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 3/31/2018	FYE 3/31/2017
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	6/8/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	6/8/2018

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	6/8/2018